EXHIBIT 10.1a
                                                                   -------------



                          REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF FEBRUARY 25, 2004
                                  BY AND AMONG

                        RIVERSIDE FOREST PRODUCTS LIMITED

           EACH OF THE CURRENT GUARANTORS LISTED ON SCHEDULE I HERETO

                                       AND

                            BEAR, STEARNS & CO. INC.

                              HARRIS NESBITT CORP.

                           HSBC SECURITIES (USA) INC.

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of February 25, 2004, by and among Riverside Forest Products Limited, a corporation incorporated under the laws of British Columbia, Canada (the "COMPANY"), each of the Current Guarantors listed on Schedule I hereto (the "CURRENT GUARANTORS"), and Bear, Stearns & Co. Inc., Harris Nesbitt Corp. and HSBC Securities (USA) Inc. (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS"), each of whom has agreed to purchase the Company's 7-7/8% Senior Notes due 2014 ("NOTES") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated February 17, 2004, (the "PURCHASE AGREEMENT"), by and among the Company, the Current Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture (the "INDENTURE"), dated February 25, 2004, among the Company, the Current Guarantors and Wells Fargo Corporate Trust, as Trustee, relating to the Notes and the Exchange Notes (as defined below). In this Agreement, references to "US$" and "U.S. dollars" are to United States dollars.

         The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACQUISITION: The acquisition of all of the capital stock of Lignum Limited, a corporation incorporated under the laws of the Province of British Columbia, Canada, pursuant to the acquisition agreement, dated as of February 1, 2004, among the Company, Leslie J. Kerr Ltd., John C. Kerr and Tim C. Kerr.

         ACT:  The United States Securities Act of 1933, as amended.

         AFFILIATE:  As defined in Rule 144 of the Act.

         AGREEMENT:  As defined in the recitals hereof.

         AUTHORIZED AGENT:  As defined in Section 10(i) hereof.

         BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

         BUSINESS DAY:  As "Business Day" is defined in the Indenture.

         CLOSING DATE:  The date hereof.

         COMMISSION:  The United States Securities and Exchange Commission.

         COMPANY:  As defined in the recitals hereof.

         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of the continuous effectiveness of such Exchange Offer Registration Statement and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar (as defined in the Indenture) under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Notes tendered by Holders thereof pursuant to the Exchange Offer.

         CONSUMMATION DEADLINE:  As defined in Section 3(a) hereof.

         CURRENT GUARANTORS:  As defined in the recitals hereto.

         EFFECTIVENESS DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

         EFFECTIVENESS TARGET DATE.  As defined in Section 5 hereof.

         ESCROW AGREEMENT: Escrow and Security Agreement dated as of February 25, 2004, between the Company and the Trustee.

         ESCROW RELEASE DATE: The date, if it occurs, that the Escrow Property (as defined in the Escrow Agreement) is released in accordance with Sections 1.3(b) and 1.3(c) of the Escrow Agreement.

         EXCHANGE ACT: The United States Securities Exchange Act of 1934, as amended.

         EXCHANGE NOTES: The Company's 7-7/8% Senior Notes due 2014 and the related guarantees to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         EXCHANGE OFFER: The exchange and issuance by the Company of a principal amount of Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Notes that are properly tendered and not subsequently withdrawn by such Holders in connection with such exchange and issuance.

         EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         EXCHANGING DEALER: As defined in Section 3(a) hereof.

         FILING DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

         HOLDERS:  As defined in Section 2 hereof.

         INDEMNIFIED PARTY:  As defined in Section 8(c) hereof.

         INDEMNIFYING PERSON:  As defined in Section 8(c) hereof.


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

         INDENTURE:  As defined in the recitals hereto.

         INITIAL PURCHASER:  As defined in the recitals hereto.

         NOTES:  As defined in the recitals hereto.

         PERSON: means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         PURCHASE AGREEMENT:  As defined in the recitals hereto.

         RECOMMENCEMENT DATE:  As defined in Section 6(d) hereof.

         REGISTRATION DEFAULT:  As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Company and the Current Guarantors relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement, (ii) including the Prospectus included therein and (iii) including all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         RELATED JUDGMENT:  As defined in Section 10(i) hereof.

         RELATED PROCEEDINGS:  As defined in Section 10(i) hereof.

         RULE 144:  Rule 144 promulgated under the Act.

         SHELF REGISTRATION STATEMENT:  As defined in Section 4(a) hereof.

         SPECIAL INTEREST:  As defined in Section 4(b) hereof.

         SPECIFIED COURTS:  As defined in Section 10(i) hereof.

         SUSPENSION NOTICE:  As defined in Section 6(d) hereof.

         TIA: The United States Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged by a Person other than a Broker-Dealer for an Exchange Note in


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

the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange
Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement; or (d) the date on which such Note is distributed to the public pursuant to Rule 144.

SECTION 2.        HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3.        REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Current Guarantors shall (i) file the Exchange Offer Registration Statement with the Commission on or prior to 90 days (unless such date is not a business day, then the next succeeding business day) after the later of the Escrow Release Date or the Closing Date (such 90th day being the "FILING DEADLINE"), (ii) use all of their respective commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective by the Commission on or prior to 180 days (unless such date is not a business day, then the next succeeding business day) after the later of the Escrow Release Date or the Closing Date (such 180th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to be declared effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) (A) the Company and the Current Guarantors will commence the Exchange Offer; and (B) use all of their commercially reasonable efforts to issue on or prior to 45 business days, or longer, if required by the federal securities laws (such 45th or later day being the "CONSUMMATION DEADLINE"), after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, exchange Exchange Notes for all Notes properly tendered and not subsequently withdrawn prior thereto in the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Exchange Notes to be offered in exchange for the Notes that are Transfer Restricted Securities and (ii) resales of Exchange Notes by Broker-Dealers ("EXCHANGING DEALERS") that tendered into the Exchange Offer Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Notes acquired directly from the Company or any Affiliate of the Company) as contemplated by Section 3(c) below.

         (b) The Company and the Current Guarantors shall use all of their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate


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the Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 20 business days. The Company and the Current Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Exchanging Dealer may exchange such Transfer Restricted Securities (other than Notes acquired directly from the Company or any Affiliate of the Company) pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Exchanging Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any Exchanging Dealer or disclose the amount of Transfer Restricted Securities held by any Exchanging Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the SHEARMAN & STERLING no-action letter (available July 2, 1993).

         Because such Exchanging Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Exchange Notes received by such Exchanging Dealer in the Exchange Offer, the Company and Current Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Exchanging Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Exchange Notes by Exchanging Dealers, the Company and the Current Guarantors agree to use all of their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Current Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Exchanging Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4.        SHELF REGISTRATION

         (a) SHELF REGISTRATION. If (i) the Company and the Current Guarantors are not (A) required to file the Exchange Offer Registration Statement or (B) permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission Policy (after the Company and the Current Guarantors have complied with the procedures set forth in
Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company prior to the 20th business day following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer


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

Registration Statement is not appropriate or available for such resales by such Holder; or (C) such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or any of its Affiliates, then the Company and the Current Guarantors shall file a Shelf Registration Statement (as defined below) to cover resales of the Notes by Holders of the Notes who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. If obligated to file a Shelf Registration Statement, the Company and the Current Guarantors shall use all of their commercially reasonable efforts to:

     (x) file, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement will not be or cannot be, as the case may be, filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause
(a)(ii) above, (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities; and

     (y) cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 90 days after the obligation arises for the Shelf Registration Statement (such 90th day the "EFFECTIVENESS Deadline").

         If, after the Company and the Current Guarantors have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company and the Current Guarantors are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; PROVIDED that, in such event, the Company and the Current Guarantors shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

         To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Current Guarantors shall use all of their respective commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(d) hereof) following the Closing Date, or such shorter period as will terminate at such time there no longer any Transfer Restricted Securities outstanding.

         (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, the information specified in Item 507 or Item 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus


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

or preliminary prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to special interest pursuant to Section 5 hereof ("SPECIAL INTEREST"), unless and until such Holder shall have provided all such information in the required times. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.        SPECIAL INTEREST

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline (the "EFFECTIVENESS TARGET DATE"), (iii) the Company and the Current Guarantors fail to Consummate the Exchange Offer within 45 business days following the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified herein (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Company and the Current Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby Special Interest in an amount equal to US$.05 per week per US$1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the Special Interest shall increase by an additional US$.05 per week per US$1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Special Interest of US$.50 per week per US$1,000 in principal amount of Transfer Restricted Securities; PROVIDED that the Company and the Current Guarantors shall in no event be required to pay Special Interest for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the Special Interest payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

         All accrued Special Interest shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which Special Interest is due cease to be Transfer Restricted Securities, all obligations of the Company and the Current Guarantors to pay Special Interest with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.


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

SECTION 6.        REGISTRATION PROCEDURES

         (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Company and the Current Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use all of their respective commercially reasonable efforts to effect such exchange and to permit the resale of Exchange Notes (other than Notes acquired directly from the Company or any of its Affiliates) by Exchanging Dealers being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

                (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Current Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Current Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company and the Current Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Current Guarantors hereby agree to take all such other reasonable actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff; PROVIDED, THAT this Section 6(a)(i) shall not restrict or limit the Company and the Current Guarantors from complying with the requirements of Section 4 hereof, including filing and making effective a Shelf Registration Statement before obtaining a no-action letter or other decision or resolution from the Commission or the staff of the Commission.

                (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Current Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Exchange Notes shall acknowledge and agree that, if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION


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

         (available May 13, 1988) and MORGAN STANLEY AND CO., INC. (available June 5, 1991), as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K; and

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Current Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Current Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988) and MORGAN STANLEY AND CO., INC. (available June 5, 1991) as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor any Current Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's and each Current Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

         (b) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, the Company and the Current Guarantors shall:

                (i) comply with all the provisions of Section 6(c) below and use all of their respective commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Current Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof; and

                (ii) issue, upon the request of any Holder or purchaser of the Notes covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Exchange Notes on the Shelf Registration Statement for this purpose and issue the Exchange Notes to the purchaser(s) of securities


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

         subject to the Shelf Registration Statement in the names as such purchasers shall designate.

         (c) GENERAL PROVISIONS. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Current Guarantors shall:

                (i) use all of their respective commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the periods specified in
         Section 3 or Section 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Current Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use all of their respective commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable;

                (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable periods set forth in Section 3 or Section 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective,
         (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not


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

         misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Current Guarantors shall use all of their respective commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (v) if requested in writing by an Initial Purchaser or a Holder, furnish to each such Initial Purchaser or Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five business days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

                (vi) if requested in writing by an Initial Purchaser or a Holder, furnish to each such Initial Purchaser or Holder, promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus in connection with such exchange or sale, provide copies of such document to each Holder, if any, make the Company's and the Current Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;

                (vii) for a reasonable period of time prior to the filing of a Shelf Registration Statement, make available, at reasonable times, at the Company's principal place of business, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and the Current Guarantors and cause the Company's and the Current Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                (viii) if requested by any Holder in connection with such exchange or sale, promptly include in any Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                (ix) furnish to each Holder in connection with such exchange or sale, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (x) deliver to each Holder, without charge, as many copies of the Prospectus included in the Shelf Registration Statement (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Current Guarantors hereby consent to the use (in accordance with law) of the Prospectus included in the Shelf Registration Statement and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus included in the Shelf Registration Statement or any amendment or supplement thereto;

                (xi) deliver to the Initial Purchasers, any Exchanging Dealer and such other persons required to deliver a prospectus following the Exchange Offer, without charge, as many copies of the Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request; the Company and the Current Guarantors hereby consent to the use (in accordance with law) of the Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto by the Initial Purchasers, if necessary, any Exchanging Dealer and such other persons required to deliver a prospectus following the Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                (xii) upon the reasonable request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Shelf Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Shelf

         Registration Statement. In such connection, the Company and the Current Guarantors shall:

                      (A) upon reasonable request of any underwriter, in connection with a Shelf Registration Statement, furnish (or in the case of paragraphs (2) and (3), use all of their respective commercially reasonable efforts to cause to be furnished), upon the effectiveness of the Shelf Registration Statement, as the case may be:

                             (1) a certificate, dated such date, signed on behalf of the Company and each Current Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and such Current Guarantor, in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, acting reasonably, confirming, as of the date thereof, the matters set forth in Sections 8(a), 8(b) and 8(c) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                             (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Current Guarantors, in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, acting reasonably, to the effect set forth in EXHIBIT D and EXHIBIT E to the Purchase Agreement and such other matters as such Holders may reasonably request; and

                             (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections (8)(i) and 8(k) of the Purchase Agreement; and

                      (B) deliver such other documents and certificates as may
                be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company and the Current Guarantors pursuant to this clause (xi);

                (xiii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that neither the Company nor any Current Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; PROVIDED that, if the Holder is a resident of Canada and the sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities will occur prior to June 26, 2004, the following legend shall appear prominently on such securities: "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THIS SECURITY BEFORE JUNE 26, 2004"; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two business days prior to such sale of Transfer Restricted Securities;

                (xv) use all of their respective commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                (xvii) otherwise use all of their respective commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and, with regard to any Shelf Registration Statement for which an underwriter has been engaged, use all of their respective commercially reasonable efforts to make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                (xix) unless otherwise available through the Commission's EDGAR System, provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or
         Section 15(d) of the Exchange Act.

         (d) RESTRICTIONS ON HOLDERS. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or Section 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

         (e) CANADIAN HOLDERS. The Company hereby grants to each Person who is a resident of Canada and who acquires Exchange Notes pursuant to an Exchange Offer a contractual right of action for damages or rescission with respect to the Prospectus relating to such Exchange Notes equivalent to the rights of action for damages or rescission which would be provided to such Person pursuant to Ontario Securities Commission Rule 45-501 if such Prospectus were an offering memorandum delivered to such Person in connection with a distribution in reliance upon the "accredited investor" prospectus exemption contained in
Section 2.3 of Ontario Securities Commission Rule 45-501.


SECTION 7.        REGISTRATION EXPENSES

         (a) All expenses incident to the Company's and the Current Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses;
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Current Guarantors;
(v) all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Current Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its and the Current Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Current Guarantors.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), regardless of whether a Registration Statement becomes effective, the Company and the Current Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Notes into in the Exchange Offer and/or selling or reselling Notes or Exchange Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements, not to exceed US$10,000, of not more than one counsel, who shall be Latham & Watkins LLP, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.        INDEMNIFICATION

         (a) The Company and the Current Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments and expenses whatsoever (including without limitation, any legal or other expenses incurred in connection with investigating, preparing or defending against any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Exchange Notes or registered Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Current Guarantors, and their respective directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, or the Current Guarantors to the same extent as the foregoing indemnity from the Company and the Current Guarantors set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such

Holder with respect to its sale of Transfer Restricted Securities or Exchange Notes pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or Section 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company and Current Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d)    To the extent that the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Current Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Current Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Current Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Current Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company, the Current Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are
several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9.        RULE 144A AND RULE 144

         The Company and each Current Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Current Guarantor (i) is not subject to
Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.       MISCELLANEOUS

         (a) REMEDIES. The Company and the Current Guarantors acknowledge and agree that any failure by the Company and/or the Current Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Current Guarantors' obligations under Sections 3 and 4 hereof. The Company and the Current Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any Current Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Current Guarantor has previously entered into or is currently party to, any agreement granting any registration rights with respect to its securities to any Person that would require such securities to be included in any Registration Statement filed hereunder. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Current Guarantors' securities under any agreement in effect on the date hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (d) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Current Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (e) ACQUIRED ENTITIES TO SIGN AGREEMENT. At the time of the consummation of the Acquisition, any wholly owned subsidiary of the Company formed or acquired in connection with the Acquisition that guarantees the Notes in accordance with the terms of the Indenture shall become a party to this Agreement as a Guarantor as if it were a Current Guarantor as of the Closing Date and shall execute and deliver an addendum to this Agreement, substantially in the form attached hereto as ADDENDUM A, and deliver any certificates, opinions or other deliverables that would have been required if it were a Current Guarantor on the date hereof.

         (f) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                (ii)   if to the Company or the Current Guarantors:

                                    Riverside Forest Products Limited
                                    820 Guy Street
                                    Kelowna, B.C. V1Y 7R5
                                    Telecopier No.: (250) 861-6991
                                    Attention:  Chief Financial Officer

                                    With a copy to:

                                    Bull, Housser & Tupper
                                    1055 West Georgia Street, Suite 3000
                                    Vancouver, B.C. V6E 3R3
                                    Telecopier No.: (604) 646-2510
                                    Attention: Marion Shaw
                                    and

                                    Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attention: Andrew Foley
                                    Telecopier: (212) 492-0078

                (iii)   if to the Initial Purchasers:

                                    Bear, Stearns & Co. Inc.
                                    Harris Nesbitt Corp.
                                    HSBC Securities (USA) Inc.
                                            c/o Bear, Stearns & Co. Inc.
                                            383 Madison Avenue
                                            New York, New York 10179
                                            Telecopier No. (212) 272-3092
                                            Attention: Corporate Finance
                                                       Department

                                    With a copy to:

                                    Latham & Watkins LLP
                                    885 Third Avenue, Suite 1000
                                    New York, New York 10022
                                    Attention: Marc D. Jaffe

         All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

         (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (i) CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints CT Corporation System of New York, New York, which currently maintains a New York City office at 111 Eighth Avenue, New York, New York 10011, United States of America, as its authorized agent (the "AUTHORIZED AGENT") to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York. The Company and each of the Current Guarantors agree that service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         (j) OBLIGATION CURRENCY. The obligation of the Company or the Current Guarantors in respect of any sum due to any Initial Purchaser or Holder shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser or Holder, as the case may be, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser or Holder, as the case may be, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser or Holder, as the case may be, hereunder, the Company and the Current Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser or Holder, as the case may be, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

         (k) CAPTIONS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (l) CONSTRUCTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         (m) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (n) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            RIVERSIDE FOREST PRODUCTS LIMITED


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            RFP POWER LTD.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            RFP TIMBER LTD.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted and agreed to as of
the date first above written:


BEAR, STEARNS & CO. INC.


By:
    --------------------------------
    Name:
    Title:


HARRIS NESBITT CORP.


By:
    --------------------------------
    Name:
    Title:


HSBC SECURITIES (USA) INC.


By:
    --------------------------------
    Name:
    Title:

                                   ADDENDUM A


                        Riverside Forest Products Limited

                                   ADDENDUM TO
                          REGISTRATION RIGHTS AGREEMENT


         This Addendum to the Registration Rights Agreement (this "ADDENDUM") is made as of [____], 2004, among Riverside Forest Products Limited, the Current Guarantors, [____] ("_____") and the Initial Purchasers. Terms used, but not defined herein, have the meanings assigned thereto in the Registration Rights Agreement, dated as of February 25, 2004, among the Company, the Current Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         On the date hereof, the Company consummated the Acquisition. Section 10(e) of the Registration Rights Agreement provides that [_____] shall deliver this Addendum upon the consummation of the Acquisition.

                                    AGREEMENT

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree to as follows:

         1. REGISTERED EXCHANGE OFFER. [_____] hereby acknowledges that it has reviewed the Exchange Offer obligations set forth in Section 3 of the Registration Rights Agreement. [_____] agrees that it shall be bound by the Exchange Offer obligations set forth in Section 3 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         2. SHELF REGISTRATION. [_____] hereby acknowledges that it has reviewed the Shelf Registration obligations set forth in Section 4 of the Registration Rights Agreement. [_____] agrees that it shall be bound by the Shelf Registration obligations set forth in Section 4 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         3. SPECIAL INTEREST. [_____] hereby acknowledges that it has reviewed the Special Interest obligations set forth in Section 5 of the Registration Rights Agreement. [_____] agrees that it shall be jointly and severally bound by the Special Interest obligations set forth in Section 5 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         4. REGISTRATION PROCEDURES. [_____] hereby acknowledges that it has reviewed the registration procedures set forth in Section 6 of the Registration Rights Agreement. [____] agrees that it shall comply with the registration procedures set forth in Section 6 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         5. INDEMNIFICATION. Each of the Current Guarantors and [_____] hereby acknowledges that it has reviewed the indemnification and contribution obligations set forth in Section 8 of the Registration Rights Agreement. Each of the Current Guarantors and [_____] agree that it shall be jointly and severally bound by the indemnification and contribution obligations set forth in Section 8 of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         6. AGREEMENT TO BE BOUND. [____] hereby acknowledges that it has reviewed all of the other Sections, terms and provisions of the Registration Rights Agreement. [____] agrees that it shall be bound by all of the other Sections, terms and provisions of the Registration Rights Agreement as if it were a Current Guarantor on the date of the Registration Rights Agreement.

         7. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                (ii)   if to the Company, the Current Guarantors or [_____]:

                                    Riverside Forest Products Limited
                                    820 Guy Street
                                    Kelowna, B.C. V1Y 7R5
                                    Telecopier No.: (250) 861-6991
                                    Attention:  Chief Financial Officer

                                    With a copy to:

                                    Bull, Housser & Tupper
                                    1055 West Georgia Street, Suite 3000
                                    Vancouver, B.C. V6E 3R3
                                    Telecopier No.: (604) 646-2510
                                    Attention: Marion Shaw

                                    and

                                    Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attention: Andrew Foley
                                    Telecopier: (212) 492-0078

                (iii) if to the Initial Purchasers:

                                    Bear, Stearns & Co. Inc.
                                    Harris Nesbitt Corp.
                                    HSBC Securities (USA) Inc.
                                            c/o Bear, Stearns & Co. Inc.
                                            383 Madison Avenue
                                            New York, NY, 10179
                                            Telecopier No. (212) 272-3092
                                            Attention: Corporate Finance
                                                       Department

                                    With a copy to:

                                    Latham & Watkins LLP
                                    885 Third Avenue, Suite 1000
                                    New York, New York 10022
                                    Attention: Marc D. Jaffe

         All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         8. SUCCESSORS AND ASSIGNS. This Addendum shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture.

         9. COUNTERPARTS. This Addendum may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         10. CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Addendum or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints CT Corporation System of New York, New York, which currently maintains a New York City office at 111 Eighth Avenue, New York, New York 10011, United States of America, as its authorized agent (the "AUTHORIZED AGENT") to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York. The Company, each of the Current Guarantors and [_____] agree that service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         11. OBLIGATION CURRENCY. The obligation of the Company, the Current Guarantors or [_____] in respect of any sum due to any Initial Purchaser or Holder shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser or Holder, as the case may be, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser or the Holder, as the case may be, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Company, the Current Guarantors and [_____] agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser or Holder, as the case may be, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

         12. CAPTIONS. The headings in this Addendum are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         13. CONSTRUCTION. THIS ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS ADDENDUM.



                  [Remainder of page intentionally left blank.]

         The parties hereto have executed this Addendum as of the date first set forth above.

                                         Very truly yours,

                                         RIVERSIDE FOREST PRODUCTS LIMITED


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         RFP POWER LTD.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         RFP TIMBER LTD.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         [____________]


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.


By:
    ----------------------------------------
    Name:
    Title:


HARRIS NESBITT CORP.


By:
    ----------------------------------------
    Name:
    Title:


HSBC SECURITIES (USA) INC.


By:
    ----------------------------------------
    Name:
    Title:

                                                                      SCHEDULE I



                               CURRENT GUARANTORS
                               ------------------

RFP Power Ltd.
RFP Timber Ltd.